Heartland Financial 1Q19 Performance Lynn B. Fuller Executive Operating Chairman Bruce K. Lee President & CEO Bryan R. McKeag Chief Financial Officer

Safe Harbor This release, and future oral and written statements of Heartland and its management, may contain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Heartland’s financial condition, results of operations, plans, objectives, future performance and business. Although these forward-looking statements are based upon the beliefs, expectations and assumptions of Heartland’s management, there are a number of factors, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which are detailed in the risk factors included in Heartland’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, include, among others: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. All statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events. 2

Agenda . Heartland’s growth story . Key tenets of Heartland’s business model . Financial highlights 3

Heartland: Tremendous Growth in Assets and Shareholder Return Cumulative 3-Year Asset Growth Rate Total Shareholder Returns 2016-18 12/31/2015 – 3/31/2019 Heartland 42.4% HP Peer 17.2% 20% 100.0 18% 75.0 16% 14% 50.0 41.34% 12% 29.90% 10% 25.0 TotalReturn (%) 8% 0.0 6% 4% -25.0 2016 2017 2018 12/31/15 12/31/16 12/31/17 12/31/18 HTLF High Performance Peer Group Source: S&P Global Market Intelligence 4

Heartland’s Exceptional Performance is Reflected in its Stock Performance Total Index Total Return (%) From 12/31/2015 - 3/31/2019 100 75 50 25 TotalReturn (%) 0 -25 12/31/15 12/31/16 12/31/17 12/31/18 HTLF S&P 500 SNL Small Cap U.S. Bank SNL Mid Cap U.S. Bank SNL Large Cap U.S. Bank Source: S&P Global Market Intelligence 5

Heartland has a Long History of Growth, Stability and Geographic Diversity… $11.31B $11.31 Billion in Assets @ 3/31/19 38 Year Old Company 38/15 15 years on NASDAQ 11 11 Independent Bank Charters 12 States 12/114 114 Banking Offices (as of 5/7/19) 5 Year Compound Annual Asset 14.0% Growth Rate through 12/31/2018 6

…and Heartland also has a Tremendous History of Earnings 0 Never an annual loss History of Doubling Earnings 2x and Assets Every 5 to 7 Years 3 Year Average Annual ROATCE through 14.5% 12/31/18 3 Year Compound Annual EPS Growth 7.5% Rate through 12/31/18 38 Consecutive Years of Level 38 or Increased Dividends $1.48B Market Cap (as of 3/31/19) Beneficial Ownership by the Board and 6.1% Executive Officers (as of 1/31/19) As of March 31, 2019 unless otherwise specified 7

An Expanding Franchise Heartland Financial USA, Inc. 11 INDEPENDENT BANK CHARTERS 114 OFFICES 84 COMMUNITIES As of May 7, 2019 8

Expansion Timeline 9

Acquired and Organic Asset Growth $14.0 $12.0 $11.41B $11.31B $9.81B $10.0 $8.25B $8.0 $7.69B Billions - $6.05B $6.0 Assets Assets $4.0 $2.0 $0.0 2014 2015 2016 2017 2018 1Q 2019 Comm. B&T Sheboygan - CIC Bancshares Founders Bancorp - Signature Bancorp - $507M - $743M $214M $427M Comm. Bank Santa Fe - Citywide - $1.49B First Bank Lubbock $166M Bancshares, Inc. - First Scottsdale - $81M $1.12B Premier Valley - $693M Assets Acquired Growth As of March 31, 2019 10

Heartland has Established Core Competencies in the M&A space . 12 bank acquisitions announced and 11 closed since 2013 . Opportunities abound across entire footprint . Heartland’s community bank model is attractive to sellers . Focus on expanding existing markets >= $1 Billion in assets . Commitment to shareholders for accretive EPS transactions . Transactions that demonstrate an IRR > 15% . Tangible book value earn backs of 4 years or less 11

M&A Overview Heartland 2013-Current Acquisition Overview Date Target Assets Branches Buyer Name / Target Name P/TBV Market(s) Entered Closed (in millions) Acquired Morrill Bancshares, Inc. 10/18/2013 1.25x 752,267 11 KS (Kansas City, NE Kansas) Freedom Bank 11/22/2013 N/A 66,892 3 Northwestern IL Community Banc-Corp. of Sheyboygan, Inc. 1/16/2015 1.58x 525,755 10 WI (Sheyboygan, Milwaukee) Community Bancorporation of New Mexico, Inc. 8/21/2015 1.52x 180,665 5 NM (Santa Fe, Albuquerque, Los Alamos, Espanola) First Scottsdale Bank, National Assoication 9/11/2015 1.05x 106,332 3 AZ (Scottsdale, Phoenix, Gold Canyon) Premier Valley Bank 11/30/2015 1.64x 647,487 5 CA (Fresno/Central Valley) CIC Bancshares, Inc. 2/5/2016 1.50x 730,059 15 CO (Denver Metro) Founders Bancorp 2/28/2017 1.62x 198,532 4 CA (San Luis Obispo County) Citywide Banks of Colorado, Inc. 7/7/2017 1.82x 1,377,443 12 Co (Denver Metro/Front Range) Signature Bancshares, Inc. 2/23/2018 2.00x 389,842 1 MN (Twin Cities) First Bank Lubbock Bancshares, Inc. 5/18/2018 2.22x 929,158 9 TX (Lubbock/High Plains Region) Blue Valley Ban Corp. (1) TBD 1.88x 728,402 5 KS (Kansas City) Source: Stephens, Inc., SEC Filings, and S&P Global Market Intelligence (1) For Blue Valley Ban Corp. P/TBV is based on the Announcement date price 12

Signature Bank . Announced November 13, 2017 – closed February 23, 2018 – systems integration April 20, 2018 . Assets approximately $427 million, Loans approximately $325 million, and Deposits approximately $357 million – at closing . Located in Minnetonka, MN – a western suburb of Minneapolis . Approximately $61.4 million stock (90%) and cash (10%) in transaction . Immediate accretive to EPS in 2018 and 3% EPS accretion in 2019. IRR in excess of 15%. Tangible book value earn back of ~3.7 yrs. . Combined with Minnesota Bank & Trust creates a Twin Cities based bank with assets over $630 million . Retained President Ken Brooks – combined bank operates as Minnesota Bank & Trust 13

First Bank & Trust



- Announced December 12, 2017 – closed May 18, 2018 – systems integrated August 17, 2018
- Assets approximately $1.12 billion, loans approximately $681.1 million, and deposits approximately $893.8 million – at closing
- Located in Lubbock, TX
- Includes PrimeWest Mortgage with approximately $400 million in annual originations and a $700 million servicing portfolio
- Approximately 3.35 million shares of Heartland common stock and $5.5 million in cash resulting in an approximate 90% / 10% common stock and cash mix
- Accretive to EPS in 2018 and ~6.5% accretive to EPS in 2019. Tangible book value earn back ~3.6 yrs
- Significant initial expansion in the West Texas market with a well established, high growth, highly profitable market leader
- Retained founder & CEO Barry Orr - provides proven leadership and continuity for First Bank & Trust Company

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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Bank of Blue Valley . Announced January 16, 2019 – expected close May 2019 – systems integration 3Q 2019 . Assets approximately $711.6 million, Loans approximately $564.1 million, and Deposits approximately $587.2 million at 1Q 2019 . Headquarters located in Overland Park, Kansas . The 100% stock transaction is valued at approximately $93.9M – actual transaction value will change due to fluctuation in HTLF common stock price. . Accretive to EPS in 2019 and 3% EPS accretion in 2020. IRR in excess of 15%. Tangible book value earn back of ~3.7 years . Combined with Morrill & Janes Bank and Trust Co. creates a $1.3B premiere Kansas City based community bank. . Retained Bob Regnier as Bank of Blue Valley CEO, and MJB President Wendy Reynolds will remain as President of the combined entity . Combined bank will operate as Bank of Blue Valley 15

Market Overview: Expanding in High Growth Markets Number of Projected Median Projected 03/31/2019 % of State Branches Population Household HH Income Assets Franchise as of 5/7/19 Change '19-'24 (%) Income Change '19-'24 (%) Iowa $1,550,487 13.6% 8 2.36% $61,082 7.33% Wisconsin $1,031,305 9.0% 15 1.32% $62,423 8.91% Illinois $810,357 7.1% 8 -0.18% $66,487 8.22% Minnesota $657,187 5.7% 2 3.26% $71,266 9.24% Kansas/Missouri $564,833 4.9% 8 1.44% $57,882 7.56% HTLF Midwest $4,614,169 40.3% 41 Colorado $2,214,105 19.3% 24 6.90% $71,121 8.76% New Mexico $1,500,024 13.1% 17 0.96% $49,684 7.88% Texas $1,099,759 9.6% 8 7.10% $61,384 6.03% California $855,473 7.5% 8 4.06% $74,605 13.61% Arizona $669,806 5.9% 7 6.02% $59,084 10.11% Montana $489,135 4.3% 9 4.38% $54,154 9.26% HTLF West $6,828,302 59.7% 73 Source: S&P Global Market Intelligence 16

Consistent Asset and Earnings Growth $150 $12 $11.31B $125 $10 $117.0M $100 $8 $85.7M Assets $80.3M Millions $75.3M - - $75 $6 Billions $6.05B $60.0M Net Income Income Net $50 $4 $41.9M $31.5M $25 $2 $0 $0 2014 2015 2016 2017 2018 1Q 2019 Net Income in Millions Deferred Tax Charge Assets in Billions As of March 31, 2019 17

Heartland EPS Diluted $4.00 $3.52 $3.50 $3.22 $3.01 $3.00 $2.83 $0.36 $2.50 $2.65 $2.19 $2.00 $1.50 $1.00 $0.91 $0.50 $0.00 2014 2015 2016 2017 2018 1Q 2019 Net Income Deferred Tax Charge As of March 31, 2019 18

Price to TBV and Price to Earnings 35.0 $70.00 As Reported – 3/31/19 30.0 P/E Ratio 11.65x $60.00 (Trailing 12 months) P/TBV 1.58x 25.0 $50.00 Stock Price & TBV/Share Price Stock $42.65 20.0 $40.00 P/E P/E Ratio 15.0 $30.00 $27.04 11.65x 10.0 $20.00 5.0 $10.00 0.0 $0.00 TBV/Share (1) P/E TTM Stock Price (1) See Appendix for Non-GAAP Reconciliation As of March 31, 2019 19

History of Continuous Dividends $0.70 $0.59 $0.60 $0.50 $0.51 $0.50 $0.45 $0.40 $0.40 $0.30 $0.20 $0.16 $0.10 $0.00 2014 2015 2016 2017 2018 1Q 2019 Dividend Special Dividend As of March 31, 2019 20

Agenda . Heartland’s growth story . Key tenets of Heartland’s business model . Financial highlights 21

Diversified Loan Portfolio 3/31/2014 3/31/2019 Yield on Loans – 5.41%* Yield on Loans – 5.58%* Residential Mortgages Residential Mortgages Agricultural 16% Agricultural Loans Loans Other 15% 8%Consumer Other 11% Commercial RE Loans Commercial RE 17% 8% 15% Consumer Loans 9% Construction Construction Commercial RE 12% Commercial RE 7% Owner Owner Occupied Occupied C&I C&I 17% 17% 25% 23% Total Loans - $3.64 Billion Total Loans - $7.40 Billion Includes loans held for sale *Average loan yield YTD 5 Year C.A.G.R – 15.26% 22

Solid Risk Profile 350% 300% 280% 250% 200% 185% 179% 171% 174% 163% 162% 150% 100% 66% 65% 71% 71% 57% 58% 50% 0% 2014 2015 2016 2017 2018 1Q 2019 Total CRE/Total Risk-Based Capital (Investor CRE + Const & Land)/Total Risk-Based Capital (Const & Land)/Total Risk-Based Capital As of March 31, 2019 23

Improving Deposit Mix 3/31/2014 3/31/2019 Cost of Deposits – 0.41%* Cost of Deposits – 0.56%* Demand CD 35% Demand 19% CD 26% 11% IBCA & Savings IBCA & Savings 55% 54% Total Deposits - $4.66 Billion Total Deposits - $9.47 Billion Includes deposits held for sale 5 Year C.A.G.R – 15.22% *Average Cost of Deposits YTD 24

Diversified Non-Interest Income 3/31/2019 Service Charges & Fees Loan Other Non 51% Servicing 7% Net Interest Interest Income Non Interest Income 4% before Income Provision 19% 81% BOLI 4% Net Gains on Sale Trust Fees Brokerage & of Loans Insurance 3% 18% 13% Noninterest income exclusive of security gains YTD As of March 31, 2019 25

Revenue Enhancement: Private Client Services Private Client Service Fees $25 Private Client Services $22.9 . $19.9 Trust Assets under management as $20 $18.1 $18.7 of 3/31/19 were $2.54 Billion $17.5 . Sophisticated investment platform $15 . Growing Retirement Plan Services InMillions segment $10 $5.2 $5 $0 2014 2015 2016 2017 2018 1Q 2019 RPS Revenue $3.16M $3.26M $3.77M $3.88M $4.58M $1.19M Retirement Plan Services Wealth Advisory Brokerage & Insurance As of March 31, 2019 26

Revenue Enhancement: Treasury Management Service Charges & Fees Treasury Management $60 . Extensive array of automated treasury $50 $48.7 management tools provide strong value proposition comparable to larger $39.2 $40 financial institutions $31.6 . New Corporate Credit Card services fee $30 income with significant growth trajectory InMillions $24.3 $20.1 $20 . Significant opportunity to leverage across newly acquired customer base in $12.8 recent M&A deals $10 $0 2014 2015 2016 2017 2018 1Q 2019 Corporate Card Fees $1.40M $2.40M $4.90M $8.17M $11.89M $3.35M Corporate Card Svcs Service Charges and Fees As of March 31, 2019 27

Conservative Liquidity Profile 1Q 2019 2018 2017 2016 Loans / Deposits 78.39% 78.84% 78.45% 78.16% Investments / Assets 22.24% 23.80% 25.41% 25.84% Total Borrowings / Assets 3.29% 4.40% 6.21% 7.21% . Monthly cash flow from Investments for 1Q19 - $31M As of March 31, 2019 28

Healthy, Growing Capital Levels Well Capitalized 12/31/2017 12/31/2018 3/31/2019 Regulatory/Internal Guidelines Risk Based Capital/ 13.51% 13.72% 14.37% 10.00% Risk Weighted Avg. Assets Tier 1 Capital/ 11.76% 12.16% 12.77% 8.00% Risk Weighted Avg. Assets Tier 1 Common/ 10.13% 10.66% 11.24% 6.50% Risk Weighted Avg. Assets Leverage Ratio 9.25% 9.73% 10.08% 5.00% Tangible Common Equity/ 8.0% - 9.0% 7.53% 8.08% 8.60% Tangible Assets(1) Guideline . Parent Company TRUPS and sub-debt currently fixed at 3.9% after tax. Maturities laddered over 3-5 years. As of March 31, 2019 29

Streamlining and Investing for Growth Streamlining The Company • Closure of National Residential Mortgage Company • Sale of Citizen’s Finance Company • Branch Optimization – 7 branch sales / 5 closures • Sale of Mortgage Servicing Rights Investing for Growth • Project Customer Compass • Upgrading CRM System – SalesForce • Upgrading Commercial Origination System – nCino • Upgrading and expanding Online and Mobile capabilities

Agenda . Heartland’s growth story . Key tenets of Heartland’s business model . Financial highlights 31

Financial Performance AT YEAR END 1Q 2019 2018 2017 2016 2015 2014 (billions) Total Assets $11.31 $11.41 $9.81 $8.25 $7.69 $6.05 Total Loans, $7.27 $7.35 $6.34 $5.30 $4.95 $3.84 net Total $9.35 $9.40 $8.15 $6.85 $6.41 $4.77 Deposits Excludes Loans & Deposits held for sale As of March 31, 2019 32

Net Interest Margin – Fully Tax Equivalent 4.60% 4.40% 4.20% 4.18% 4.00% 3.85% 3.80% 3.77% 3.60% 3.40% 3.20% 2014 2015 2016 2017 2018 1Q 2019 Heartland Financial USA, Inc Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: S&P Global Market Intelligence As of March 31, 2019 33

Non-Performing Assets/Total Assets Excludes Performing Restructured Loans 1.00% 0.75% 0.75% 0.68% 0.50% 0.39% 0.35% 0.25% 0.00% 2014 2015 2016 2017 2018 1Q 2019 Heartland Financial USA, Inc. Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: S&P Global Market Intelligence As of March 31, 2019 34

Credit Trends $100.0 $84.4 $80.0 $62.6 $60.0 Millions $40.0 $20.0 $1.6$1.0 $0.0 2014 2015 2016 2017 2018 1Q 2019 Provision for Loan & Lease Losses Non-Performing Assets Net Charge-Offs ALLL Excludes loans under loss share agreements in 2014 As of March 31, 2019 35

Efficiency Ratio 80% 75% 70% 65.23% 65% 60% 55.77% 55% 55.64% 50% 2014 2015 2016 2017 2018 1Q 2019 Heartland Financial USA, Inc. Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: S&P Global Market Intelligence As of March 31, 2019 36

Tangible Common Equity TCE Ratio (1) 9.00% 8.60% 8.50% 8.08% 8.00% 7.53% 7.50% 7.28% 7.00% 6.50% 6.16% 6.09% 6.00% 5.50% 5.00% 2014 2015 2016 2017 2018 1Q 2019 (1) See Appendix for Non-GAAP Reconciliation As of March 31, 2019 37

Return on Average Tangible Common Equity 18% 16% 15.80% 15.24% 14.72% 14% 12% 10% 2014 2015 2016 2017 2018 1Q 2019 HTLF as reported Publicly Traded BHC $5-25B Total Asset Peers High Performance Peer Group Source: S&P Global Market Intelligence As of March 31, 2019 38

Analyst Ratings
April 2019

Coverage	Rating	Price Target
D.A. DAVIDSON Jeff Rulis	Neutral	$49.00
KEEFE, BRUYETTE & WOODS Damon DelMonte	Market Perform	$51.00
RAYMOND JAMES Daniel Cardenas	Market Perform	Not Established
SANDLER *O'NEILL PARTNERS* Andrew Liesch	Hold	$49.00
PIPER JAFFRAY Nathan Race	Overweight	$54.00
Stephens Terry McEvoy	Equal Weight	$52.00

THE POWER OF ONE

Heartland
FINANCIAL USA, INC.

Investment Summary . Diverse geographic footprint reduces risk and enhances growth potential . Disciplined and proven acquirer . Large, expanding low cost core deposit base . Strong net interest margin . Solid credit metrics . Conservative liquidity risk profile . Healthy, growing capital levels 40

Contact Information 41

Appendix – Non-GAAP Financial Measures Annualized return on average common tangible equity is net income available to common stockholders plus core deposit and customer relationship intangibles amortization, net of tax, divided by average common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Efficiency ratio, fully tax equivalent, expresses noninterest expenses as a percentage of fully tax-equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Tangible book value per common share is total common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common stockholders' equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. 42

Appendix – Non-GAAP Reconcilements

	1Q 2019	Full Yr 2018	Full Yr 2017	Full Yr 2016	Full Yr 2015	Full Yr 2014
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)						
Common stockholders' equity (GAAP)	$ 1,372,102	$ 1,325,175	$ 990,518	$ 739,559	$ 581,475	$ 414,619
Less goodwill	391,668	391,668	236,615	127,699	97,852	35,583
Less other intangible assets, net	44,637	47,479	35,203	22,775	22,019	8,947
Tangible common stockholders' equity (non-GAAP)	$ 935,797	$ 886,028	$ 718,700	$ 589,085	$ 461,604	$ 370,089
Common shares outstanding, net of treasury stock	34,603,611	34,477,499	29,953,356	26,119,929	22,435,693	18,511,125
Common stockholders' equity (book value) per share (GAAP)	$ 39.65	$ 38.44	$ 33.07	$ 28.31	$ 25.92	$ 22.40
Tangible book value per common share (non-GAAP)	$ 27.04	$ 25.70	$ 23.99	$ 22.55	$ 20.57	$ 19.99
Reconciliation of Tangible Common Equity Ratio (non-GAAP)						
Tangible common stockholders' equity (non-GAAP)	$ 935,797	$ 886,028	$ 718,700	$ 589,085	$ 461,604	$ 370,089
Total assets (GAAP)	$ 11,312,495	$ 11,408,006	$ 9,810,739	$ 8,247,079	$ 7,694,754	$ 6,052,362
Less goodwill	391,668	391,668	236,615	127,699	97,852	35,583
Less other intangible assets, net	44,637	47,479	35,203	22,775	22,019	8,947
Total tangible assets (non-GAAP)	$ 10,876,190	$ 10,968,859	$ 9,538,921	$ 8,096,605	$ 7,574,883	$ 6,007,832
Tangible common equity ratio (non-GAAP)	8.60%	8.08%	7.53%	7.28%	6.09%	6.16%
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)						
Net Interest Income (GAAP)	$ 102,955	$ 413,954	$ 330,308	$ 294,666	$ 203,073	$ 163,826
Plus tax-equivalent adjustment(1)	1,412	6,228	15,139	12,919	10,298	9,467
Net interest income - tax-equivalent (non-GAAP)	$ 104,367	$ 420,182	$ 345,447	$ 307,585	$ 213,371	$ 173,293
Average earning assets	$ 10,129,957	$ 9,718,106	$ 8,181,914	$ 7,455,217	$ 6,152,090	$ 5,384,275
Annualized net interest margin (GAAP)	4.12%	4.26%	4.04%	3.95%	3.30%	3.04%
Annualized net interest margin, fully tax-equivalent (non-GAAP)	4.18%	4.32%	4.22%	4.13%	3.47%	3.22%

(1) Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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Appendix – Non-GAAP Reconcilements

	1Q 2019	Full Yr 2018	Full Yr 2017	Full Yr 2016	Full Yr 2015	Full Yr 2014
Reconciliation of Return on Average Tangible Common Equity (non-GAAP)						
Net income available to common shareholders (GAAP)	$ 31,497	$ 116,959	$ 75,226	$ 80,108	$ 59,225	$ 41,083
Plus intangible amortization, net of tax[1]	2,245	7,391	3,950	3,659	1,936	1,445
Adjusted net income available to common shareholders (non-GAAP)	$ 33,742	$ 124,350	$ 79,176	$ 83,767	$ 61,161	$ 42,528
Average common stockholders' equity (GAAP)	$ 1,336,250	$ 1,177,346	$ 871,683	$ 678,989	$ 496,877	$ 386,844
Less average goodwill	391,668	340,352	184,554	125,724	56,781	35,688
Less average other intangibles, net	46,490	46,206	30,109	24,553	14,153	10,022
Average tangible common equity (non-GAAP)	$ 898,092	$ 790,788	$ 657,020	$ 528,712	$ 425,943	$ 341,134
Annualized return on average common equity (GAAP)	9.56%	9.93%	8.63%	11.80%	11.92%	10.62%
Annualized return on average tangible common equity (non-GAAP)	15.24%	15.72%	12.05%	15.84%	14.36%	12.47%
Reconciliation of Non-GAAP Measure-Efficiency Ratio						
Net interest income	$ 102,955	$ 413,954	$ 330,308	$ 294,666	$ 233,998	$ 203,073
Tax equivalent adjustment[1]	1,412	6,228	15,139	12,919	10,216	10,298
Fully tax-equivalent net interest income	104,367	420,182	345,447	307,585	244,214	213,371
Noninterest income	26,717	109,160	102,022	113,601	110,685	82,224
Securities (gains)/losses, net	(1,575)	(1,085)	(6,973)	(11,340)	(13,143)	(3,668)
Unrealized (gain)/loss on equity securities, net	(258)	(212)	-	-	769	-
Gain on extinguishment of debt	589	-	(1,280)	-	-	-
Adjusted income	$ 129,840	$ 528,045	$ 439,216	$ 409,846	$ 342,525	$ 291,927
Total noninterest expenses	$ 88,230	$ 353,888	$ 297,675	$ 279,668	$ 251,046	$ 215,800
Less:						
Intangible assets amortization	2,842	9,355	6,077	5,630	2,978	2,223
Partnership investment in historic rehabilitation tax credits	475	4,233	1,860	1,051	4,357	2,436
(Gain)/loss on sales/valuations of assets, net	(3,004)	2,208	2,475	1,478	6,821	2,105
Restructuring expenses	3,227	2,564	-	-	-	-
Adjusted noninterest expenses	$ 84,690	$ 335,528	$ 287,263	$ 272,987	$ 243,711	$ 211,141
Efficiency ratio, fully tax-equivalent	65.23%	63.54%	65.40%	66.61%	71.15%	72.33%

[1] Computed on a tax-equivalent basis using an effective tax rate of 21% beginning January 1, 2018, and 35% for all prior periods.

THE POWER OF ONE

Heartland FINANCIAL USA, INC.

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